Supplement dated February 11, 2019 to the Segall Bryant & Hamill Funds Prospectus and Statement of Additional Information, and the Summary Prospectus for the Segall Bryant & Hamill Fundamental International Small Cap Fund, each dated May 1, 2018.

Effective February 11, 2019, Jeremy A. Duhon, CFA, will step down as a portfolio manager of the Segall Bryant & Hamill Fundamental International Small Cap Fund. John C. Fenley, CFA, Director of Fundamental International Strategies, will continue to serve as portfolio manager of the Segall Bryant & Hamill Fundamental International Small Cap Fund, which he has been a portfolio manager of since 2003.

Prospectus

Effective February 11, 2019, the following paragraph replaces the paragraph regarding the Segall Bryant & Hamill Fundamental International Small Cap Fund on page 88 in the “Management of the Funds” section.

Segall Bryant & Hamill Fundamental International Small Cap Fund

The Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fund”) is managed by Mr. John C. Fenley, CFA, Director of Fundamental International Strategies. Mr. Fenley is primarily responsible for the day-to-day management of the Fund. He is further supported by research analysts.

Effective February 11, 2019, the paragraph relating to Mr. Duhon, on page 90 under the caption titled “Portfolio Managers” in the “Management of the Funds” section, is hereby deleted.

Statement of Additional Information

All references to Jeremy A. Duhon, CFA, are hereby deleted.

Summary Prospectus/Summary Sections

The following change will become effective February 11, 2019 in the section titled Name(s) of Portfolio Manager(s) and Title(s) for the Segall Bryant & Hamill Fundamental International Small Cap Fund.

Information regarding Jeremy A. Duhon, CFA, is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE